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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported): December 12, 1999


                               USWEB CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                      000-23151             87-0551650
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                 410 TOWNSEND STREET, SAN FRANCISCO, CA  94107
          (Address of principal executive offices including Zip Code)


(Registrant's telephone number, including area code)  (415) 369-6700
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Pursuant to an Agreement and Plan of Merger dated December 12, 1999, (the "Merger Agreement"), among Whittman-Hart, UniWhale, Inc., a Delaware corporation and wholly owned subsidiary of Whittman-Hart ("Merger Sub") and USWeb, and subject to the conditions set forth therein (including approval by stockholders of USWeb and Whittman-Hart), Merger Sub will merge with and into USWeb and USWeb will become a wholly owned subsidiary of Whittman-Hart (such events constituting the "Merger"). Once the Merger is consummated, Merger Sub will cease to exist as a corporation and USWeb will remain as the surviving corporation (the "Surviving Corporation"). As a result of the Merger, each outstanding share of USWeb Common Stock, other than shares owned by Merger Sub, Whittman-Hart or any directly or indirectly wholly owned subsidiary of Whittman-Hart or of USWeb, will be converted into the right to receive 0.865 shares (the "Exchange Ratio") of Whittman-Hart Common Stock. At the effective time of the Merger, each outstanding option or warrant to purchase USWeb Common Stock (each, a "USWeb Option") shall be assumed by Whittman-Hart and each such assumed option shall be converted into and represent an option to purchase the number of Whittman-Hart Common Stock (a "Substitute Option") (rounded down to the nearest full share) determined by multiplying (i) the number of USWeb Common Stock subject to such USWeb Option immediately prior to the effective time of the Merger by (ii) the Exchange Ratio, at an exercise price per share of Whittman-Hart Common Stock (rounded up to the nearest tenth of a cent) equal to the exercise price per share of USWeb Common Stock immediately prior to the effective time of the Merger divided by the Exchange Ratio.

The foregoing summary of the Merger is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit 2.1 and incorporated herein in its entirety by reference.

On December 13, 1999, the Registrant issued the press release (attached hereto as Exhibit 99.1) announcing it signed the Merger Agreement. The information contained in the press release and plan of merger is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number       Description
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2.1             Agreement and Plan of Merger by and among Whittman-Hart, Inc.,
                Uniwhale, Inc. and USWeb Corporation.

99.1            USWeb Corporation Press Release, dated December 13, 1999.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 1999  USWEB CORPORATION

                              By:  /s/ CAROLYN V. AVER
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                              Carolyn V. Aver
                              Executive Vice President,
                              Chief Financial Officer and Secretary